SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                             14(a) of the Securities
                            Exchange Act of 1934, as
                                    amended.

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

                  Preliminary Proxy Statement [ ]

                  Confidential for Use of the Commission only(as permitted by Rule 14a-6(e)(2) Definitive Proxy Statement [ ]

                  Definitive Additional Materials [X]

                  Soliciting Material Pursuant to ss.ss. 240.14a-12 [ ]

                             1-800-FLOWERS.COM, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                             1-800-FLOWERS.COM, INC.

                              One Old Country Road
                           Carle Place, New York 11514

                                  Supplement to

                    Notice of Annual Meeting of Stockholders

                                December 3, 2008


     The purpose of this Supplement to the Notice of the 2008 Annual Meeting of Stockholders of 1-800-FLOWERS.COM, Inc. is to correct a typographical error appearing on the cover page of such Notice. The beginning of the first sentence on the cover is amended and restated in its entirety as follows:

     "The Annual Meeting of Stockholders (the "Annual Meeting") of 1-800-FLOWERS.COM, Inc. (the "Company") will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Wednesday, December 3, 2008 at 9:00 a.m. eastern standard time, or any adjournment thereof, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:"


                                             By Order of the Board of Directors:



                                             /s/ James F. McCann
                                             -------------------------------
                                             James F. McCann
                                             Chairman of the Board and Chief
                                             Executive Officer

Carle Place, New York
November  13, 2008